                                               Confidential Treatment Requested


                                PUMA TECHNOLOGY, INC.
                              SOFTWARE LICENSE AGREEMENT

Licensee Information                        Puma Technology Information
- --------------------                        ---------------------------


Company:   NEC Technologies, Inc.           Puma Technology, Inc.


Address:  1414 Massachusetts Avenue         3375 Scott Blvd., Suite 300


Boxborough, MA  01719                       Santa Clara, CA 95054


Tel:(508)264-8360  Fax:(508)264-8904        Tel (408)987-0200  Fax(408)970-8750


Contact                                     Contract
Representative /s/Jennifer S. Lee           Representative:  Bradley A. Rowe
               ----------------------



This Agreement is entered into by and between Puma Technology, Inc. ("PUMA") and the Licensee set forth above ("Licensee") as of the date executed by both parties ("Effective Date"). PUMA agrees to grant Licensee certain licenses to the Licensed Software set forth in EXHIBIT A of this Agreement, subject to the License Agreement Terms and Conditions attached and the Exhibits set forth below.

EXHIBITS:

    Exhibit A - Licensed Software; Software Documentation; Support and Training Responsibilities; Authorized Subsidiaries; Authorized Affiliates

    Exhibit B - Per Unit Royalty Pricing; Guaranteed Minimum Payment; Payment Terms; Minimum Value of Agreement


BOTH PARTIES ACKNOWLEDGE HAVING READ THE TERMS AND CONDITIONS SET FORTH ON THIS FACING PAGE AND THE AGREEMENT ATTACHED HERETO, UNDERSTAND ALL SUCH TERMS AND CONDITIONS, AND AGREE TO BE BOUND THEREBY.

             LICENSEE                           PUMA TECHNOLOGY, INC.

By: /s/Sheldon Safir                   By: /s/Bradley A.  Rowe
   ---------------------------------      ---------------------------------

Name: SHELDON SAFIR                    Name: Bradley A.  Rowe
     -------------------------------        -------------------------------
       Director, 3rd Party Relations
Title: NEC Technologies, Inc.          Title: President and CEO
      ------------------------------         ------------------------------

Date: 9/14/95                          Date: 8/05/95
     -------------------------------        -------------------------------


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                                PUMA TECHNOLOGY, INC.

                   SOFTWARE LICENSE AGREEMENT TERMS AND CONDITIONS

1.  DEFINITIONS

    1.1       SYSTEM UNIT.             "System Unit" shall mean the single user
system product consisting of a single central processing unit which is marketed and distributed under Licensee's trademark(s) or product name(s).

    1.2 SOFTWARE DOCUMENTATION. "Software Documentation" shall mean the information, in written form, regarding the executable code version of the Licensed Software supplied by PUMA and reprinted by Licensee as specified in Exhibit A.

    1.3       LICENSED SOFTWARE.       "Licensed Software" shall mean the PUMA
software in executable code form, specified on Exhibit A, and all modifications to such Licensed Software, if any, supplied by PUMA to Licensee under this Agreement.

    1.4       SUBSIDIARY.              "Subsidiary" shall mean any corporation,
company or entity in which fifty percent (50%) or more of the outstanding shares of stock entitled to vote for the election of directors are owned or controlled,
directly or indirectly, by a party.   Authorized Subsidiaries shall mean those
Subsidiaries specified on Exhibit A.

    1.5       PRELOAD OR PRELOADING.        "Preload" or "Preloading" refers to
the act of reproducing and installing a single copy of Licensed Software onto a non volatile storage device which is to be included as a part of System Unit. Preload also includes the reproduction and inclusion of Software Documentation with the System Unit.

    1.6       UNIT.                    "Unit" shall mean a single copy of the
Licensed Software.

    1.7       PER UNIT ROYALTY.        "Per Unit Royalty" shall mean the
royalty price paid by Licensee to PUMA for each Unit which is Preloaded onto a System Unit or otherwise copied, produced, or reproduced by Licensee subject to the terms of this Agreement. No royalties shall accrue for Units which are (i) made for replacement of existing Units which are defective in materials, manufacture or reproduction, (ii) made as archival backups for an existing Unit, or (iii) provided as a bug fix to end users by Licensee.

    1.8       OEM FULFILLMENT.         "OEM Fulfillment" shall refer to the
marketing and sales of retail products which are manufactured and or marketed by PUMA and sold directly to end users of System Units via PUMA's authorized fulfillment channels on a worldwide basis.

    1.9       AFFILIATE.               "Affiliate" shall mean NEC Corporation
or any corporation, company or entity in which fifty percent (50%) or more of the outstanding shares of stock entitled to vote for the election of directors are owned or controlled, directly or indirectly, by NEC Corporation. Authorized Affiliates shall mean those Affiliates specified on


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Exhibit A.  Licensee reserves the right from time to time throughout the term of this Agreement to update the Authorized Affiliates list upon written notice to Puma.

2.  LICENSE AND LICENSE FEES

    2.1       OBJECT LICENSE.               As of the Effective Date PUMA
grants to Licensee a non-exclusive, non transferable, worldwide license to copy, or have copied, the Licensed Software (executable code form only) and to distribute the Licensed Software directly to customers, or through its Subsidiaries, Affiliates or distribution network only when Licensed Software is Preloaded into System Unit as set forth in Section 1.1 and under the terms of this Agreement.
    Puma hereby grants to Licensee a world-wide, non-exclusive license to archive, copy and use the Licensed Software and Licensed Documentation for testing, maintenance and evaluation purposes only.

    2.2       NO SUBLICENSE.           Except as expressly provided herein,
Licensee shall not have a right to grant any license or sublicense to any third party (including, without limitation, any Subsidiaries or Affiliates not listed on Exhibit A) to use the Licensed Software for any purpose, except a sublicense to use the copy produced and distributed by Licensee as set forth in Section 2.1.

    2.3       MODIFICATIONS.           Licensee shall have no right to modify
all or any part of the Licensed Software. Licensee agrees not to take any actions, such as reverse assembly or reverse compilation, to derive a source code equivalent to the Licensed Software.

    2.4 SOFTWARE DOCUMENTATION. Licensee is hereby granted a royalty-free license to reproduce or have reproduced the Software Documentation for purposes of Preloading it with system Unit only.

    2.5       LICENSE FEES.            License agrees to pay PUMA the fees
shown in Exhibit B for the rights granted by this Agreement. Within thirty (30) days following the end of each calendar quarter during the term of this Agreement in which Licensee produces System Unit, which incorporates the Licensed Software, Licensee shall account to PUMA for the Per Unit Royalties due as set forth in Exhibit B, based upon production totals for System Units for that quarter. Licensee shall provide PUMA with a written report that reflects the facts or basis upon which the total Per Unit Royalties due was calculated and will clearly indicate applicable Per Unit Royalty Rates that apply to different versions of the Licensed Software, if any, as noted in Exhibit B. For purposes of this Agreement, production occurs when System Units are shipped out of the manufacturing facility ("Production"), even if such shipment is to another manufacturing or storage facility maintained by Licensee. Licensee shall retain such books and records during the term of this Agreement and for a period of three (3) years after each transaction.

    2.6       PAYMENTS.           All payments made are non-refundable unless
provided for specifically in this Agreement. All payments shall be in U.S. Dollars and be made by check accompanying the written royalty report or by telephone transfer directly to


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PUMA's bank account as follows:

         Silicon Valley Bank
         3000 Lakeside Drive
         Santa Clara, CA 95054
         ABA # 121140399 for benefit of Puma Technology, Inc.
         Account # 035175-3570

The amounts indicated on Exhibit B for payments do not include any federal, state, local or other governmental taxes, excise taxes, tariffs or other governmental charges that may be imposed on sale, transportation, production, storage or export of the Licensed Software. Licensee shall pay any and all such taxes and charges (other than taxes imposed upon or measured by PUMA's net income) and PUMA, its agents and distributors shall have no liability therefor. If taxes are required to be withheld for any foreign government on payments required under this Agreement, then Licensee may deduct such withholding taxes from the amount owed PUMA as will enable PUMA to receive a U.S. Foreign Tax Credit; provided, Licensee pays such amounts to the appropriate tax authority. Licensee shall obtain and deliver to PUMA a receipt and all other documents necessary for PUMA to claim a Foreign Tax Credit.

3.  DELIVERY

    3.1       DELIVERY OF LICENSED SOFTWARE.     PUMA shall deliver the
Licensed Software, contained upon a master diskette(s) and the Software Documentation in both written and electronic form to Licensee by [August 2, 1995]. Should PUMA fail to deliver the Licensed Software by such date, LICENSEE shall have the right to terminate immediately this Agreement without any penalty or charge by giving written notice of such termination to Puma, and Puma shall promptly refund any prepayments made by LICENSEE pursuant to this Agreement.

    3.2       ACCEPTANCE.

    (a) The Licensed Software will be deemed accepted by Licensee if PUMA is not notified of any errors in writing within sixty (60) days after delivery of the Licensed Software to Licensee. In the event Licensee notifies PUMA of such errors, Licensee shall return the Licensed Software to PUMA in the manner specified by PUMA. PUMA shall, at its option, repair or replace the Licensed Software, as soon as commercially practicable, but no later than thirty (30) days after the return of the Licensed Software to PUMA. Acceptance of the repaired or replaced Licensed Software will be subject to the same procedures. Preloading of one or more copies of the Licensed Software by Licensee automatically denotes acceptance.

    (b) If it is determined that the Licensed Software has not successfully completed the acceptance test as set forth in this Section, at Licensee's sole option, (1) LICENSEE shall have the right to terminate immediately this Agreement without any penalty or charge by giving written notice of such termination to Puma, or (2) LICENSEE may agree to repeat the acceptance procedure under this Section.

(c) Should LICENSEE terminate this Agreement pursuant to this Section, Puma shall promptly refund any prepayments made by LICENSEE pursuant to this Agreement.


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4.  AUDIT; TAXES

    4.1  AUDIT.                        Licensee shall maintain at Licensee's
principal office Licensee's usual records relating to the Licensed Software as shall be sufficient to confirm Licensee's compliance with this Agreement. Licensee shall permit a mutually agreed upon certified public accountant, not working on a contingency fee basis, to audit such books and records as may reasonably be required to verify compliance with this Agreement, at such times as PUMA may reasonably request, upon reasonable written notice. PUMA shall pay the cost of audits unless the number of copies of Licensed Software exceeds the number of units of System Unit manufactured by Licensee by more than five percent (5%), in which event Licensee shall reimburse PUMA for the cost of such audits in addition to all other amounts to which PUMA may be legally entitled as a result of such unauthorized copies. Audits shall not unreasonably interfere with Licensee's business activities and shall not be conducted more than once in any twelve month period so long as the number of copies of Licensed Software does not exceed the number of System Units manufactured by Licensee during the session in which case the number of allowed audits during this period will be determined at the sole discretion of PUMA.

    4.2  TAXES.                        Licensee shall be responsible for the
payment of all export, excise, sales, use, property and other taxes based upon the transactions under this Agreement or the fees paid hereunder, other than taxes imposed upon or measured by PUMA's net income.

5.  PROPRIETARY OWNERSHIP RIGHTS

    5.1  OWNERSHIP.                    PUMA shall retain all ownership, right,
title and interest in and to all current and hereafter existing revisions of or modifications to the Licensed Software (including all copies made hereunder).

    5.2  COPYRIGHT NOTICES.            All copies of the Licensed Software made
by Licensee shall contain PUMA's copyright notice and Licensee shall not remove any copyright notices contained in the Licensed Software. No other copyright notice shall appear in, or be associated with, the Licensed Software. If Licensee is required to ship Licensed Software contained on a floppy diskette as permitted under this Agreement, upon PUMA's request Licensee shall affix to each diskette or other item containing the Licensed Software such copyright or other proprietary notices with the content, in the form, and in the clearly visible place mutually agreed upon.

    5.3  TRADEMARKS.                   Except as specified or required by this
Agreement and its Exhibits, neither party may use the other's name, logo or trademarks without the other party's prior written consent except as required by this Agreement.

    5.4  NO ASSERTION.                 Licensee hereby expressly acknowledges
and affirms PUMA's ownership in the Licensed Software as set forth in Section
5.1 above. Accordingly, Licensee shall not at any time, directly or indirectly, oppose the grant of, dispute the validity of or cooperate in any suit or proceeding which challenges or disputes any proprietary rights of PUMA in the Licensed Software.


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6.  WARRANTY

    6.1  LIMITED WARRANTY.             PUMA warrants that the media upon which
the Licensed Software is placed by PUMA will be free from defects in workmanship and materials, and that the Licensed Software will meet the stated specifications in the Software Documentation. PUMA does not warrant or claim that the software will run error free. If Licensee finds any errors or failure of the Licensed Software to meet such specifications and provides PUMA with a written report thereof, as Licensee's sole remedy, PUMA will use its best efforts to correct such errors. PUMA's warranty and obligation with respect to the Licensed Software shall extend for a period of ninety (90) days from the date the Licensed Software is delivered to Licensee and is solely for the benefit of Licensee. Licensee has no authority to extend this warranty to any other person. This warranty shall not apply to any Licensed Software which has been (i) repaired, altered or installed, other than by PUMA, (ii) subject to misuse, mishandling, neglect or accident, or (iii) not maintained in accordance with handling or operating instructions supplied by PUMA. Licensee shall have the right to distribute any such repair or replacement at no additional cost.
    6.2  WARRANTY EXCLUSION.           EXCEPT AS PROVIDED IN SECTION 6.1, PUMA
MAKES NO WARRANTY OF ANY KIND WITH REGARD TO THE LICENSED SOFTWARE. PUMA EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE.

7.  [This section left intentionally blank]

8.  LIMITATION OF LIABILITY

    8.1  LIMITATION.                   IN NO EVENT SHALL EITHER PARTY BE LIABLE
FOR ANY LOSS OF PROFITS, LOSS OF USE, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES ARISING UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL ANY DAMAGES ATTRIBUTABLE TO EITHER PARTY EXCEED THE AMOUNT OF PAYMENTS MADE TO PUMA UNDER THIS AGREEMENT.

    LICENSEE and PUMA may not institute any action in any form arising out of this Agreement more than eighteen (18) months after the cause of action has arisen, or in the case of non-payment, more than eighteen (18) months from the date of last payment or promise to pay, except that this limitation does not apply to any action for payment of taxes.


    8.2  FORCE MAJEURE.                Except for payment of moneys due under
this Agreement, nonperformance of either party shall be excused to the extent that performance is rendered impossible by fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party.


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9.  PROPRIETARY RIGHTS INDEMNIFICATION

    9.1  REPRESENTATIONS.              PUMA represents that it has the right to
enter into this Agreement and grant the license(s) hereunder and that it has no knowledge of any facts which might lead to a claim of infringement of any United States patent, copyright or trade secret of any third party as a result of the license to the Licensed Software granted by this Agreement.

    9.2  INDEMNITY.

    PUMA agrees to defend, indemnify and hold harmless LICENSEE from and against any and all loss, damage, liability or direct expenses (including reasonable attorney's fees) assessed against LICENSEE, or incurred by LICENSEE, arising out of any claim, action or suit: (a) for breach of any warranty set forth in Section 9.1 ("Representations"), above; and (b) of third parties alleging that the Licensed Software and/or the Licensed Documentation violate said third party's copyright, patent, trademark, or other proprietary rights, provided LICENSEE (1) promptly notifies PUMA in writing of any such claim, action or suit, and (2) gives PUMA complete authority, information, and necessary cooperation required to control the defense of any such claim, action or suit (if brought by a third party), and any related negotiations or settlement.

PUMA assumes no liability to the extent a claim is due to (i) infringement of any proprietary right covering any assembly, circuit, combination, method or process in which any of the Licensed Software may be used but not covering the Licensed Software standing alone; (ii) any combination of the Licensed Software with other software not supplied by PUMA; or (iii) the modification of the Licensed Software, unless such modification was made by PUMA or PUMA's agents pursuant to specifications and designs drafted by PUMA. Licensee agrees to indemnify and hold PUMA harmless from any and all damages, liability, costs and expenses (including but not limited to reasonable attorney's fees) resulting from the foregoing; provided however, that Licensee shall be relieved of the foregoing obligations unless (i) PUMA gives Licensee immediate notice of any such claim or suit against PUMA, and (ii) Licensee has sole control of the defense and any related settlement discussions relating to such claim or suit. PUMA shall cooperate with Licensee, at Licensee's expense, in the defense of any such claim or suit. Notwithstanding the foregoing, LICENSEE shall have no obligation to PUMA under this Section to the extent any such claim, action or suit is based upon: (i) use of any Licensed Software delivered hereunder in connection or in combination with equipment, software or devices not supplied by LICENSEE; (ii) use of the Licensed Software in the practicing of any process or in a manner for which it was not designed; or (iii) Licensee's compliance with PUMA's designs, specifications or instructions; or (iv) modification or alteration by a third party."

    9.3  EXCLUSIVE REMEDY.             THE FOREGOING PROVISIONS OF THIS SECTION
9 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF EACH PARTY AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO ANY ALLEGED INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT BY THE LICENSED SOFTWARE.

10. CONFIDENTIALITY

    10.1 CONFIDENTIAL INFORMATION.          "Confidential Information" means
any information, technical data, or know-how, related to any aspect of either party's business,


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including, but not limited to, research, products, proposals, software, services, development, inventions, processes, designs, drawings, engineering, marketing, customer lists and finances, which is disclosed by one party to the other (i) in writing; (ii) orally; (iii) by drawings or plans; or (iv) by inspection of products, materials, parts or equipment. In all cases "Confidential Information" shall be designated as confidential in a written notification or confirmation promptly after the disclosure.

    10.2 EXCLUSION.                    "Confidential Information" does not
include any such information, technical data, or know-how which: (i) is or becomes publicly available without breach of this Agreement by the party receiving the Confidential Information; (ii) is released for disclosure by the disclosing party with its written consent; (iii) is known by the receiving party prior to the disclosure; (iv) is rightly received by the receiving party from a third party without confidential limitations; (v) is hereafter disclosed to a third party without restriction on disclosure; or (vi) is independently developed by the receiving party's employees not having access to such information. The receiving party shall bear the burden of proof for such exclusions.

    10.3 RESTRICTIONS.                 Each party, for a period of three (3)
years following the termination of this Agreement (i) agrees not to disclose Confidential Information given to it by the other party to any person, real or legal, except as necessary for the other party to perform its obligation under this Agreement or as required by court order; (ii) shall require its employees having access to Confidential Information and any third party to whom disclosure of Confidential Information is necessary to sign a confidentiality agreement containing provisions similar to this Agreement; (iii) shall exercise the same degree of care to safeguard the confidentiality of such Confidential Information as it would exercise in protecting the confidentiality of similar property of its own (but in no event less than is standard in the industry); and (iv) agrees to use its diligent efforts to prevent inadvertent or unauthorized disclosure, publication or dissemination of any Confidential Information.

    10.4 UNAUTHORIZED DISCLOSURES.          Each party shall notify the other
of any actual or suspected unauthorized use or disclosure of Confidential Information or infringement of any of either party's proprietary rights of which such party has knowledge and will reasonably cooperate with the other party in the investigation and prosecution of such unauthorized use, disclosure or infringement.

11. TERM: TERMINATION

    11.1 TERM.                         This Agreement shall commence on the
Effective Date and continue for one (1) year after such date, unless earlier terminated under this Section 11. This Agreement may be renewed for additional one (1) year terms upon the mutual written consent of the parties.

    11.2 TERMINATION FOR CAUSE.             If either party defaults in the
performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days, then the Agreement shall automatically terminate at the end of such period. Any breach of the provisions in Sections 2 and 5 by Licensee will be considered breaches which cannot be cured and may be the basis for the automatic termination of this Agreement.


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    11.3 BANKRUPTCY.                   If either party files a petition in
bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against either party and such petition is not discharged within sixty (60) days of such filing, or if either party becomes insolvent, or makes an assignment for the benefit or creditors or an arrangement pursuant to any bankruptcy law, or if either party discontinues its business or if a receiver is appointed for it or its business, this Agreement shall automatically terminate without any notice whatsoever being necessary.

    11.4 SURVIVAL                 The obligations under Sections 4, 5, 6, 7, 8,
9, 10, and the relevant portions of Sections 11 and 12, shall survive any termination of this Agreement.

    11.5 TERMINATION EFFECT            (a) Within thirty (30) days after the
termination of this Agreement, upon written request, each party shall return to the other party any item embodying any Confidential Information of the other party which may be entrusted to or created by such party. Licensee shall return to PUMA the master copy of the Licensed Software, Source Code, if any, the Software Documentation, and any other materials delivered to Licensee by PUMA. Unless this Agreement was terminated by PUMA for cause under Section 11.2, any Licensed Software in Licensee's inventory on the effective date of termination may be disposed of by Licensee within a period of ninety (90) days after such date. Termination of this Agreement for any reason shall not affect the rights of any end user to use the Licensed Software under any sublicense granted in accordance with this Agreement.

Upon any termination or expiration of this Agreement, and notwithstanding anything else to the contrary in this Agreement, it is expressly agreed by the parties that:

(i) LICENSEE shall have only the necessary right and interest in and to the Licensed Software and any other tangible property delivered to LICENSEE hereunder as necessary only to comply with its obligations to support and maintain its end users; and

(ii) Should this Agreement be terminated by Licensee for cause against PUMA, prepayments, if any, for licenses not already granted by LICENSEE shall be refunded to LICENSEE within thirty (30) days after the effective date of such termination.

    11.6 ADDITIONAL REMEDIES.               Except as expressly limited by this
Agreement, termination of this Agreement shall be without prejudice to any other remedy which may be available to a party due to default of this Agreement. Violation of obligations under this Agreement may cause irreparable harm and damage which may not be recovered at law, and remedies for breach of this Agreement may be awarded in equity through injunctive relief.

12. MISCELLANEOUS

    12.1 RELATIONSHIP.                 The relationship between parties
shall be that of independent contractors. Nothing contained herein shall be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party shall have the rights, power of authority to create any obligation, express or implied, on behalf of the other.

    12.2 GOVERNING LAW.           This Agreement shall be governed in all
respects by the substantive laws of the State of California, United States of America, exclusive of


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its conflicts of laws rules, as applied to agreements entered into in California between California residents.

         12.3 JURISDICTION VENUE AND JURY TRIAL WAIVER.              .

    (a) If during the term of this Agreement or at any time after its termination, either LICENSEE or PUMA commences a suit, action, or other legal proceedings against the other arising out of or in connection with this Agreement, the breach thereof or to its termination, whether or not other parties are also named therein, the forum for the same, including, but not limited to, the forum of the trial, shall take place exclusively in accordance with this Section. Any action brought against LICENSEE, its officers, agents, employees and/or ex-employees, shall be brought exclusively in the appropriate state or federal courts located in the Commonwealth of Massachusetts. Any action brought by LICENSEE against PUMA shall be brought exclusively in the appropriate state or federal courts with jurisdiction in PUMA's principal place of business.

    (b) THE PARTIES MUTUALLY ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY RELATING IN ANY MANNER TO THIS AGREEMENT, ANY BREACH OF THIS AGREEMENT, OR ITS TERMINATION, MAY INVOLVE DIFFICULT OR COMPLEX ISSUES WHICH MAY BETTER BE UNDERSTOOD BY A JUDGE RATHER THAN A JURY. ACCORDINGLY, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL IN CONNECTION WITH ANY SUCH LITIGATION, AND CONSENT TO A TRIAL BEFORE A JUDGE SITTING WITHOUT A JURY.

         12.4 ATTORNEY'S FEES.                   In the event of any litigation
or arbitration by the parties under this Agreement, the prevailing party shall be entitled to costs and reasonable attorney's fees.

         12.5 ASSIGNMENT.                   Neither party shall assign or
otherwise transfer any of its rights, obligations or licenses hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties. Notwithstanding the foregoing, Licensee shall have the right to assign or transfer this Agreement to its parent or affiliate corporations with the prior written consent of PUMA, which consent shall not be unreasonably withheld, delayed or conditioned..

         12.6 WAIVER.                       Failure by any party to enforce any
of its rights under this Agreement shall not be deemed a waiver of any right which that party has under this Agreement.

         12.7 NOTICES.                 All notices, requests, consents and
other communications hereunder shall be in writing and delivered personally, by mail or by facsimile (with facsimiles to be promptly confirmed in writing). All such written communications delivered by mail shall be mailed, postage prepaid, either by certified or registered, first-class mail to the parties at their respective addresses as set forth on the facing page of this Agreement, subject to the right of either party to change its address by delivering written notice to the other. Such notices shall be deemed to be effective upon two (2) business days following the date of mailing or upon receipt if by facsimile or personal delivery.


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         12.8 SEVERABILITY.                 Should any provisions of this
Agreement contravene any law or valid regulation of any government having jurisdiction over the parties, then such provision shall be automatically terminated and performance thereof by the parties waived, and all other provisions of this Agreement shall continue in full force and effect.

         12.9 EXPORT COMPLIANCE.            Licensee shall not export, directly
or indirectly, any Licensed Software to any country for which United States' laws or regulations require an export license or other governmental approval, without first obtaining such license or approval.

         12.10 GOVERNMENT RESTRICTED RIGHTS.           The Licensed
Software is subject to restricted rights as follows. For units of the DoD: Use duplication or disclosure by the government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013. PUMA Technology, Inc., 2041 Mission College Blvd., Suite 200, Santa Clara, CA 95054. For Civilian Agencies: Use, reproduction, or disclosure is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer Software-Restricted Rights clause at 52.227-19 and the limitations set forth in PUMA's standard commercial agreement for this Licensed Software. Unpublished - rights reserved under the copyright laws of the United States.

         12.11 LICENSEE'S EXPENSES.               Costs and expenses
incurred by Licensee relating to its marketing, distribution, promotion and advertising of the System Unit or the object code or executable code versions of the Licensed Software, or any other costs not agreed upon specifically in writing, shall be the express responsibility of Licensee.

         12.12 ENTIRE AGREEMENT; AMENDMENT.       This Agreement (including
facing page and all Exhibits) reflects the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior agreements between the parties, whether written or oral. This Agreement shall not be amended, altered or changed, except by written agreement signed by both parties. This agreement is executed in the English language.

         12.13 COMPETITION. Nothing contained in this Agreement shall prevent LICENSEE from developing either through third parties or through the use of its own personnel by demonstrably independent means which are not in violation of PUMA's proprietary rights, or from acquiring from third parties, products similar to and competitive with the Licensed Software, and nothing herein shall be construed to grant PUMA any rights to the revenues or any portion thereof derived by LICENSEE from the use, sale, lease, license, or other distribution of any such products. Furthermore, nothing herein shall preclude LICENSEE from marketing such LICENSEE-developed or acquired products to others.


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


                            PUMA TECHNOLOGY, INCORPORATED
                              SOFTWARE LICENSE AGREEMENT

                                      EXHIBIT A


LICENSED SOFTWARE:
TranXit-TM- 1.03 and, upon availability by PUMA, TranXit-TM- 2.01 file transfer software (collectively "TranXit"), in executable code form, as defined by the feature set listed below, and including all modifications and updates thereof, designated by PUMA as a positive increase in either the tenths digit or hundredths digit after the decimal point. Puma shall make reasonable commercial efforts to notify Licensee at least thirty (30) days prior to any such new golden master releases of TranXit for Licensee's planning purposes. Both parties expressly understand and agree that these specific versions of TranXit, supplied to Licensee by PUMA under this Agreement, are for Preloading onto System Units manufactured or marketed by Licensee under its trademarks and tradenames only. Any other use of Licensed Software by Licensee without the prior express written consent of PUMA is strictly prohibited, except as set forth in this Agreement. Both parties agree and understand that TranXit is distinguished from the retail version of TranXit ("TranXit PowerPro-TM-"), which is intended for sale directly to end users, and is further distinguished by a different set of features determined at PUMA's sole discretion.

    STANDARD TRANXIT 1.03 FEATURE SET
    -    [***]

    STANDARD TRANXIT 2.01 FEATURE SET
    -    [***]

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


                            PUMA TECHNOLOGY, INCORPORATED
                              SOFTWARE LICENSE AGREEMENT

                                 EXHIBIT A-CONTINUED


    TRANXIT POWERPRO FEATURES (TENTATIVE LIST)
    -    [***]

The Licensed Software and Software Documentation shall be supplied to Licensee in U.S. English. Licensee, at its option, may obtain rights to Preload the Licensed Software in any foreign language translated version commercially offered by Puma at a flat rate of $[***] per additional language. Any such additional language versions obtained by Licensee shall be subject to the same Per Unit Royalty described in Exhibit B and all such shipments made by Licensee shall cumulatively count toward guaranteed minimum commitments by Licensee.

SOFTWARE DOCUMENTATION:
The Software Documentation defines the features and functionality of the Licensed Software and may also include promotional material regarding software upgrades or other PUMA products or third party accessories determined at PUMA's sole discretion. The Software Documentation is the exclusive property of PUMA. Licensee agrees to reprint, at its own expense, and include the following documents with each Preloaded copy of the Licensed Software included with each System Unit:

    -    TranXit Quick Reference Guide ( estimate 14 pages )
    -    TranXit Accessories Flyer ( estimate 4 pages )
    -    PUMA End User Registration Card ( estimate 1 page )

Notwithstanding the foregoing, Licensee shall have the option to reprint either the TranXit Quick Reference Guide or the Accessories Flyer; Licensee shall not be required to reprint both of these documents.

PUMA agrees to provide camera ready copy of each of the documents listed above to Licensee. Licensee expressly understands that software upgrades and sales of other PUMA products or third party accessories to end users of System Units via OEM Fulfillment is an important part of PUMA's business and an integral part of the Per Unit Pricing structure granted by PUMA in this Agreement, and therefor agrees to include the above documents with each copy of Licensed Software it ships.


SUPPORT AND TRAINING RESPONSIBILITIES:
1. Licensee shall provide all Level I and Level II support at its own expense. For purposes of this Agreement, Level I support shall mean all technical support and assistance relating to the


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


                            PUMA TECHNOLOGY, INCORPORATED
                              SOFTWARE LICENSE AGREEMENT

                                 EXHIBIT A-CONTINUED


System Unit or Licensed Software given directly to end users, distributors, OEMs, or customers of System Unit. Level II support shall mean the service rendered by Licensee relating to the System Unit or Licensed Software given directly to end users, distributors, OEMs, or customers of System Unit to analyze or reproduce error(s) in the Licensed Software and to determine if said error(s) are reproducible. Licensee will further provide training, at its option and expense, for all personnel associated with the sales and support of System Unit. PUMA shall provide all Level III support for the Licensed Software only. For purposes of this Agreement, Level III support shall mean all PUMA technical support and assistance relating to the Licensed Software given directly to authorized personnel who are the direct employees of Licensee and are trained in the usage of Licensed Software. Level III support will be provided only during PUMA's normal business hours and in the English Language.

2. Upon Licensee's request, PUMA agrees to provide one (1) initial training course to instruct Licensee's technical support personnel in the support of the Licensed Software. PUMA shall bear all costs and expenses of the trainer and any materials made available for such class. Licensee shall bear the cost and expenses of any facilities and all travel and expenses of all Licensee personnel attending the course. The training is to be provided at the Licensee's designated facility in the United States.

3.  From time to time, Licensee may request PUMA's Level III support
[***] PUMA shall acknowledge such request within twenty-four (24) hours of such request for technical assistance and will make a reasonable effort to resolve the matter by phone, fax or mail within two (2) business days of such request.

AUTHORIZED SUBSIDIARIES:
None

AUTHORIZED AFFILIATES:
NEC Corporation
NEC (UK) Ltd.
NEC Yonozawa, Ltd.
NEC Deutschland Gmbh.
NEC Hong Kong, Ltd.
NEC Europe Ltd.


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

                            PUMA TECHNOLOGY, INCORPORATED
                              SOFTWARE LICENSE AGREEMENT

                                      EXHIBIT B


PER UNIT ROYALTY PRICING:
Licensee agrees to pay PUMA a Per Unit Royalty for each Unit shipment of the Licensed Software according to the following schedule:

TranXit 1.03 or TranXit 2.01                $[***] per Unit

TranXit 2.01 (specific version for          $[***] per Unit
Licensee which contains the Native
Windows Print Redirector)

GUARANTEED MINIMUM PAYMENT:
Licensee agrees to pay PUMA Technology $[***] as a guaranteed minimum payment toward purchase of between [***] Units (minimum) and [***]
Units (maximum) of Licensed Software, depending on the applicable Per Unit Royalty noted above. Licensee agrees to make minimum payments according to the following payment schedule:

    9/01/95             $[***]
    11/01/95            $[***]

All additional Units purchased above and beyond the Guaranteed Minimum Payment will be purchased on an "as needed" basis in advance.

PAYMENT TERMS:
All Per Unit Royalties above and beyond the guaranteed minimum may be purchased on an "as needed" basis by Licensee in advance at the fixed dollar values noted in the "Per Unit Royalty Pricing" section above in minimum lots of [***] Units upon issue of purchase order and accompanying payment by Licensee. If any amount is not paid to PUMA when due hereunder, Licensee shall pay to PUMA on demand a late fee in an amount not to exceed
[***] percent ([***]%) of such delinquent payment for each month or part thereof from the due date until the date paid; but Licensee shall have such grace period as may be required by law and the late fee shall not exceed the maximum allowed by law.

MINIMUM VALUE OF AGREEMENT:
$[***]


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

                                 AMENDMENT NO. 1
                                       TO
                           SOFTWARE LICENSE AGREEMENT
                                 BY AND BETWEEN
                              PUMA TECHNOLOGY, INC.
                                       AND
                             NEC TECHNOLOGIES, INC.


     This Amendment (the "Amendment") is made by and between Puma Technology, Inc. ("Puma") and NEC Technologies, Inc. ("Licensee") to amend the Software License Agreement by and between Puma and Licensee with an Effective Date of August 15, 1995 (the "Software License Agreement") under which Licensee obtained certain licensing rights from Puma with respect to the TranXit software.

     NOW, THEREFORE, for and in consideration of the promises and convenants hereinafter contained, the parties agree as follows:

1.   Exhibit A: Authorized Affiliates should be modified to read as follows:

     "AUTHORIZED AFFILIATES:
     NEC Corporation                    NEC (UK) Ltd.
     NEC Yonezawa, Ltd.                 NEC Deutschland Gmbh.
     NEC Hong Kong, Ltd.                NEC Europe Ltd.
     NEC Computers Co., Ltd.            NEC Technologies Hong Kong Limited
     Shanghai NEC Computers Co., Ltd."

2. In all other respects not inconsistent with this Amendment, the Software License Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the day and year written below.


LICENSEE                                PUMA TECHNOLOGY, INC.

By:  /s/ Sheldon Safir                  By:  /s/ Bradley A. Rowe
   ---------------------------------         --------------------------
Name:  SHELDON SAFIR                    Name: Bradley A. Rowe
     -------------------------------         --------------------------
Title: Director, 3rd Party Relations    Title: President & CEO
       TEC Technologies, Inc.
      ------------------------------          -------------------------
Date:  10/25/95                         Date:  10/25/95
      ------------------------------          -------------------------

                                   AMENDMENT NO. 2
                                          TO
                              SOFTWARE LICENSE AGREEMENT
                                    BY AND BETWEEN
                                PUMA TECHNOLOGY, INC.
                                         AND
                                NEC TECHNOLOGIES, INC.


This Exhibit C is incorporated into the Software License Agreement between the parties as set forth in Section 12.12 of the Agreement. The parties hereby agree to the Agreement as follows:

The existing PER UNIT ROYALTY PRICING section of Exhibit B is deleted and replaced with the following new section:

         "PER UNIT ROYALTY PRICING:
         Licensee agrees to pay PUMA a Per Unit Royalty for each Unit shipment of the Licensed Software according to the following schedule:

         LICENSED SOFTWARE                       PER UNIT ROYALTY
         -----------------                       ----------------
         TranXit 1.03 or TranXit 2.01            (A) $[***] per Unit for all
                                                 Units Produced prior to
                                                 January 1, 1996

                                                 (B) $[***] per Unit for the
                                                 first [***] Units Produced
                                                 on or after January 1, 1996

                                                 (C) $[***] per Unit for all
                                                 Units Produced after the
                                                 [***] Units referred to in
                                                 subsection (B) above

         TranXit 2.01 (specific version for      $[***] per Unit
         Licensee which contains the Native
         Windows Print Redirector)"


Add the following new section to Exhibit B after the existing GUARANTEED MINIMUM PAYMENT section:

         "ADDITIONAL GUARANTEED MINIMUM PAYMENT:
         Licensee agrees to pay PUMA Technology an additional guaranteed minimum payment in addition to the guaranteed minimum payment of $[***] described in the directly preceding section toward the purchase of [***] Units of TranXit


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

         2.01 (without Print Redirector), based on a Per Unit Royalty of $[***] for calendar Q4, 1995, where such Units purchased by the additional guaranteed payment may be Produced at any time on or after January 1, 1996. Such royalties and additional guaranteed minimum payment for the TranXit 2.01 (without Print Redirector) software shall be due net forty-five days after the calendar quarter in which such royalties were earned."


              LICENSEE                      PUMA TECHNOLOGY, INC.

    By: /s/ Sheldon Safir                   By: /s/ Bradley A. Rowe
       ------------------------------          -------------------------

    Name: Sheldon Safir                     Name: Bradley A. Rowe
         ----------------------------            -----------------------

    Title: Director, 3rd Party              Title: President & CEO
           Relations                              ----------------------
          ---------------------------

    Date: 1/10/96                           Date: 1/10/96
         ----------------------------            -----------------------


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

                                 AMENDMENT NO. 3
                                       TO
                           SOFTWARE LICENSE AGREEMENT
                                 BY AND BETWEEN
                              PUMA TECHNOLOGY, INC.
                                       AND
                             NEC TECHNOLOGIES, INC.


This Amendment #2 is incorporated into the Software License Agreement between the parties as set forth in Section 12.12 of the Agreement executed by the
parties on or around August    , 1995.

The parties hereby agree to add EXHIBIT D: TRANXIT FOR WINDOWS NT to the Agreement, where such new Exhibits shall read as follows:


                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT
                                    EXHIBIT D
                             TRANXIT FOR WINDOWS NT


NEW PUMA PRODUCT: Both parties agree and understand that as of the execution date of this Exhibit D, Puma intends to deliver for commercial availability a [***] (or [***]) designed to run under [***] operating system environment ("New Puma Product") which contains similar, but not identical, features and functions to Licensed Software as set forth in this Agreement, and as defined by Puma in its sole discretion, but in no case less than those features and functions which Puma makes generally available to its OEM customers, at some time during the [***] calendar quarter of [***]. Such projected production release date is presented for planning purposes only. Upon completion of such New Puma Product, if ever, Puma agrees to provide Licensee with beta code (executable code) for evaluation and final code (executable code) for evaluation and acceptance by Licensee in U.S. English. Upon such delivery, if ever, of New Puma Product pursuant to this provision, such New Puma Product shall be treated as Licensed Software with respect to the licensing terms and conditions, support obligations, and all other applicable provisions of this Agreement without limitation, except as expressly set forth in this Exhibit D. Any software delivered by Puma pursuant to this Amendment No. 2 shall be subject to Licensee's testing and approval. Such software shall run in the latest [***] environment. If Puma shall fail to deliver a fully functional version of the New Puma Product by [***], then Licensee shall have the right to immediately terminate this Amendment No. 2 without any penalty or cost.

New Puma Product and the Software Documentation regarding New Puma Product shall be supplied to Licensee in U.S. English. Licensee, at its option may obtain rights to Preload the Licensed Software in any foreign language translated version commercially offered by Puma, if any should Puma at its sole option elect to provide such translated versions, at a flat rate of $[***] per additional language. Any such additional language versions obtained by Licensee shall be subject to the same Per Unit Royalty described in this Exhibit D.

                                         [***] CONFIDENTIAL TREATMENT REQUESTED

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT
                                    EXHIBIT D
                        TRANXIT FOR WINDOWS NT-CONTINUED


END USER COUPON: Puma, at its expense and effort agrees to create and print a low-cost coupon ("End User Coupon"), which Licensee will include with each System Unit which it distributes with the [***] operating system prior to the availability of the production release of New Puma Product by Puma. The End User Coupon will allow such end users of System Unit to purchase New Puma Product, including associated documentation and backup media, directly from Puma and/or its authorized fulfillment designee at a cost of $[***], where such fee will be paid directly to Puma by such end user in the reasonable manner described by Puma in the End User Coupon. Such end users must register with Puma via the End User Coupon to qualify to receive New Puma Product. Upon production release of New Puma Product, Licensee agrees to cease distributing End User Coupon and commence Preloading New Puma Product on each such System Unit which includes [***].

PER UNIT ROYALTY PRICING FOR NEW PUMA PRODUCT AND DISTRIBUTION FEE FOR END USER
COUPON:
Licensee agrees to pay PUMA a Per Unit Royalty of $[***] for each Unit shipment of the New Puma Product upon production delivery of New Puma Product by Puma. Licensee agrees to pay PUMA a per unit distribution fee of $[***] for each unit shipment of End User Coupon distributed by Licensee prior to such production release of New Puma Product.

PAYMENT TERMS FOR NEW PUMA PRODUCT ROYALTIES AND DISTRIBUTION FEES FOR END USER
COUPON:
Licensee may distribute End user Coupon and Preload New Puma Product [***]. Licensee agrees to account for and pay all royalties due for New Puma Product as set forth in this Exhibit D and Section 2.5 and 2.6 of this Agreement and such payment shall be due and owing at the date of such royalty reports. Licensee agrees to account for and pay all Distribution Fees due for End User Coupon as set forth in this Exhibit D and Section 2.5 and 2.6 of this Agreement within thirty (30) days following the production release of New
Puma Product. Licensee agrees to clearly define both the number of Units of New Puma Product produced and units of End User Coupon distributed in all royalty reports submitted to Puma.

     In all other respects not inconsistent with this Amendment, the Software License Agreement shall remain in full force and effect.


          LICENSEE                               PUMA TECHNOLOGY, INC.

By: /s/ Sheldon Safir                       By: /s/ Bradley A. Rowe
   -------------------------                    -------------------------

Name: Sheldon Safir                         Name: Bradley A. Rowe
     -----------------------                      -----------------------

Title: Director, 3rd Party
       Relations                            Title: President & CEO
      ----------------------                       ----------------------

Date: 1/10/96                               Date: 1/10/96
     -----------------------                      -----------------------


                                         [***] CONFIDENTIAL TREATMENT REQUESTED